                                                                    EXHIBIT 10.7

                 SUPPLEMENT TO FACTORING OR SECURITY AGREEMENT

          SECURITY INTEREST IN INVENTORY UNDER UNIFORM COMMERCIAL CODE

Century Business Credit Corporation
333 South Grand Avenue, Suite 4150
Los Angeles, California 90071

                          RE: BAM! ENTERTAINMENT, INC.

Gentlemen:

        This is a supplement to our Factoring or Security Agreement (Accounts Receivable-Financing) or both, as the case may be, with you effective the date hereof (the "Agreement"). It is hereby incorporated therein, shall have a term concurrent therewith and is a part thereof.

        1. In addition to your other security, we hereby grant you a continuing security interest in all Inventory now and hereafter owned by us wherever located, all contract rights with respect thereto and all documents representing the same (all herein referred to as "Collateral") and all proceeds of the Collateral. The term "Inventory" means and includes all goods intended for sale or lease by us, or to be furnished by us under contracts of service and all raw materials, goods in process, finished goods, materials and supplies of every nature used or useable in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods.

        2. Your security interest in the Inventory shall continue through all stages of manufacture and shall, without further act, attach to raw materials, to goods in process, to the finished goods, to the Receivables (as defined in the Agreement) or other proceeds resulting from the sale or other disposition thereof and to all such Inventory as may be held for us by agents or processors. We represent, warrant and covenant that all Inventory is and will be owned by us, free of all other liens and encumbrances, shall be kept by us at the location identified on Schedule 1 hereto and that we shall not (without your prior written approval) remove the Inventory therefrom except for the purposes of sale in the regular course of business.

        3. The collateral and all proceeds thereof shall be security for all obligations owing to you including but not limited to loans and advances to the undersigned under the Agreement, as originally existing and as hereby and at any time heretofore or hereafter supplemented or amended as well as for all other loans and advances to us or for our account by you or your parent or your subsidiaries and for all commissions, obligations, indebtedness, interest, charges and expenses chargeable to our account or due from us from time to time, however arising, and whether or not evidenced by notes or other instruments. Until all obligations have been fully satisfied, your security interest in the Collateral and all proceeds thereof shall continue in full force and effect and you will at all times have the right to take physical possession of the Inventory and to maintain such possession on our premises or to remove the Inventory or any part thereof to such other places as you may desire. If you exercise your right to take possession of the Inventory, we shall, upon your demand, assemble the Inventory and make it available to you at a place reasonably convenient to you. In addition, with respect to all Collateral and




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proceeds, as well as all Receivables and other security, you shall have all of the rights and remedies set forth in the Agreement and all the rights and remedies provided in the Uniform Commercial Code.

        4. Upon our request you may make loans or advances to us prior to our sale of Inventory. Any such loans or advances will be made at your sole discretion, will be charged by you to our account and will bear interest payable in the manner and at the rate specified in the Agreement and shall in all respects be governed thereby. All such loans or advances shall be payable on demand and recourse to any security held therefor shall not be required. The amounts of any such loans or advances and their relation to the Inventory shall be determined by you in your sole discretion.

        5. Except for sales made in the regular course of our business, we shall not sell, encumber, grant a security interest in or dispose of or permit the sale, encumbrance or disposal of any Collateral without your prior written consent. If sales are made for cash, we shall immediately deliver to you the identical checks, cash or other forms of payment which we receive. As sales are made in the regular course of business, we shall, in accordance with the provisions of the Agreement, immediately execute and deliver to you schedules and assignments of all Receivable created thereby. All payments received by you on account of Receivables or other proceeds or on account of cash sales of Inventory will be credited to our account in accordance with the provisions of the Agreement.

        6. We shall perform any and all steps requested by you to perfect your security interest in the Collateral, such as leasing warehouses to you or your designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to you, maintaining stock records and transferring Inventory to warehouses. If any Inventory is in the possession or control of any of our agents or processors, we shall notify such agents or processors of your security interest therein, and upon request instruct them to hold all such Inventory for your account and subject to your instructions. You shall have the right (but shall not be obligated) to complete any Inventory in order to dispose of same or otherwise enforce your rights upon our default hereunder, including the right to pay and to charge to our account at any time any dyeing, finishing, processing or warehousing charges, landlord's bills or other claims against or liens upon the Inventory or any of the Collateral, whether before or after our default. A physical listing of all Inventory, wherever located, shall be taken by us at least every three months and whenever requested by you, and a copy of each such physical listing shall be supplied to you. You may examine and inspect the Inventory at any time. All excise, floor, sales and any other taxes that may be assessed upon or paid by you with respect to any of the Inventory shall be charged to and paid by us, and we agree to indemnify you against loss by reason of any such taxes.




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        7. We shall insure the Inventory in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify, in amounts and under policies by insurers acceptable to you, and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and charge the cost to our account.

                                         Very truly yours,

                                         BAM! ENTERTAINMENT, INC.

                                         By:    /s/ RAYMOND MUSCI
                                            -----------------------------------

                                         Title:   C.E.O.
                                               --------------------------------

Accepted at Los Angeles, California
on February 25, 2002


CENTURY BUSINESS CREDIT CORPORATION

By:    /s/ ILLEGIBLE
   -----------------------------------

Title:  President
      --------------------------------



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

                                   SCHEDULE 1


333 W. Santa Clara Street, #716, San Jose, California 95113

3335 Arden Road, Hayward, California 94545

909 Whitaker Road, Suite A, Plainfield, Indiana 46168




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

INVENTORY CERTIFICATE

To:  Century Business Credit Corporation      Certificate No.:_________________
     333 South Grand Avenue, Suite 4150       Certificate Date:________________
     Los Angeles, California 90071            Based on Inventory As of:________


                            BAM! ENTERTAINMENT, INC.
          333 W. Santa Clara Street, #716, San Jose, California 95113

                                                                         Dollar    Percentage
                                                                         Value      Presold
                                                                         ------    ----------
INVENTORY
1.  Eligible Finished Inventory
a)  Finished Goods in approved locations Current-
    90 Days*                                            $                                 %
                                                         ----------                  -----
b)  In transit finished goods where documents are in
    control of Century or drawn to its order*
c)  Total finished goods in Bond in approved
    locations*
                                                         ----------
    (i)  Landed Cost
                                                         ----------
    (ii) Unpaid Duty
                                                         ----------                  -----

TOTAL ELIGIBLE FINISHED INVENTORY                                     $
                                                                       ==========
d)  LESS FINISHED GOODS
    (i)   Prior season finished goods
                                                         ----------                  -----
          (a) 91-180 days*
                                                         ----------                  -----
          (b) 181 + days*
                                                         ----------                  -----
    (ii)  Not readily marketable
                                                         ----------                  -----
    (iii) Not Located at approved locations
                                                         ----------                  -----
    (iv)  Other ineligibles
                                                         ----------                  -----
    (v)   Unpaid Duty
                                                         ----------                  -----

TOTAL INELIGIBLE FINISHED INVENTORY ITEMS                            ($          )
                                                                       ----------

NET ELIGIBLE FINISHED INVENTORY                                       $
                                                                       ----------
2.  Ineligible Inventory
a)  Piece Goods (list each location separately)
                                                         ----------
b)  WIP (list each location separately
                                                         ----------
c)  Piece Goods under undrawn L/C's
                                                         ----------
TOTAL INELIGIBLE ITEMS                                                $
                                                                       ----------
3.  Letter of Credit Inventory
a)  Finished Goods under undrawn L/C's*                                                   %
                                                         ----------                  -----
TOTAL LETTER OF CREDIT INVENTORY                                                          %
                                                                                     -----



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If Inventory is purchased on open account or
   under documents against acceptance

(a) Payable Balance                                      $
                                                          ----------
(b) D/A Balance                                          $
                                                          ----------

If Licensed Inventory, the undersigned represents and warrants that:

a) The undersigned is not in breach of the terms and conditions of the License Agreement.

b) The Licensor has executed and delivered to Century a Licensor Waiver
   Agreement.

Value is determined at the lower of cost or market on a first-in, first out basis. The undersigned represents and warrants that the foregoing information is true, complete and correct, and is in accordance with the Factoring Agreement between the undersigned and Century Business Credit Corporation, dated February __, 2002, and any supplements and amendments, thereto.


Borrower:      BAM! Entertainment, Inc.

Authorized Signature:
                     ---------------------
                             Title

Date:
     -------------------------




*Break out category by Regular Goods, Licensed Inventory (list by each license) and Private Label Goods.



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